                                                                  EXECUTION COPY

                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT

     THIS SERIES D PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement") is
entered into as of January 12, 2005, by and among OptiCare Health Systems, Inc.
(the "Company"), a Delaware corporation, Palisade Concentrated Equity
Partnership, L.P. ("Palisade") and Linda Yimoyines ("Ms. Yimoyines" and
collectively with Palisade, the "Purchasers").

     WHEREAS, the Company desires to issue and sell to the Purchasers an aggregate of 280,618 shares (the "Shares") of its Series D Preferred Stock, par value $.001 per share (the "Series D Preferred Stock"); and

     WHERAS, the Purchasers, severally, wish to purchase the Shares on the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1 PURCHASE OF SHARES.

     1.1 Purchase of Shares and Closing. Contemporaneously with the execution hereof, the Company shall issue and sell to the Purchasers, and each Purchaser, severally but not jointly, shall purchase from the Company, the number of Shares set forth opposite its name on Schedule A attached hereto under the caption
"Shares" at a purchase price of $15.84 per Share, at a closing to take place at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. Upon the date of such closing, the Company shall deliver to each Purchaser a stock certificate representing the Shares, registered in the name of such Purchaser. The Company's obligation to issue and deliver the Shares shall be subject to the receipt by the Company of a certified or official bank check or checks or wire transfer of funds in the full amount of the purchase price for the Shares.

     SECTION 2 COMPANY REPRESENTATIONS AND WARRANTIES.

     The Company hereby represents and warrants to the Purchasers as follows:

     2.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The
Company has full power and authority to own and operate its properties and assets, and to carry on its business as presently conducted. The Company is duly qualified, is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions, in the aggregate, in which failure to do so would not have a material adverse effect on the Company or its business.

     2.2 Authority. The Company (i) has the right and power under its
Certificate of

Incorporation and Bylaws to execute, deliver and perform its obligations hereunder; (ii) this Agreement has been duly authorized by all necessary corporate or action, and (iii) the officer executing and delivering this
Agreement has the requisite right, power, capacity and authority to do so on behalf of such corporation.

     2.3 Capitalization. Immediately prior to the consummation of the transactions contemplated by this Agreement, the authorized capital stock of the
Company consists of (i) 150,000,000 shares of Common Stock, par value $.001 per share (the "Common Stock"), of which a total of 30,642,567 shares of Common
Stock are issued and outstanding, and (ii) 5,000,000 shares of Preferred Stock, par value $.001 per share, of which (a) 550,000 shares are designated as Series
A Convertible Preferred Stock, par value $.001 per share, of which no shares are issued and outstanding, (b) 3,500,000 shares are designated as Series B 12.5%
Voting Cumulative Convertible Participating Preferred Stock, par value $.001 per share (the "Series B Preferred Stock"), of which 3,204,959.8 shares are issued and outstanding, (c) 406,158 shares are designated Series C Preferred Stock, par value $.001 per share (the "Series C Preferred Stock"), all of which shares are issued and outstanding, and (d) 280,618 shares are designated Series D Preferred
Stock, par value $.001 per share, of which no shares are issued and outstanding, and (A) except for the outstanding shares of Series B Preferred Stock and Series
C Preferred Stock and as set forth on Schedule 2.3 attached hereto, there is no existing option, warrant, call, commitment or other agreement to which the
Company is a party requiring, and there are no convertible securities of the
Company outstanding which upon conversion would require, the issuance of any additional shares of stock of the Company or other securities convertible into shares of equity securities of the Company; (B) except as set forth in the
Company's Certificate of Incorporation and Bylaws, there are no agreements to which the Company is a party or, to the knowledge of the Company, to which any stockholder or warrant holder of the Company is a party in its capacity as such, with respect to the voting or transfer of stock of the Company; (C) except as set forth on Schedule 2.3, there are no stockholders' preemptive rights or rights of first refusal or other similar rights with respect to the issuance of stock by the Company; and (D) true and correct copies of the Certificates of
Incorporation and Bylaws of the Company, as currently in effect, have been delivered to counsel to Palisade.

     2.4 Validity of Shares. The Shares, when issued, sold and delivered in accordance with the terms of this Agreement, will be duly authorized, validly issued and fully paid and non-assessable, free and clear of all pledges, liens, encumbrances and preemptive rights, and the issuance upon conversion of the
Shares in accordance with the terms of the Company's Certificate of
Incorporation, the Common Stock issuable upon conversion of the Shares will be duly and validly issued, fully paid and nonassessable and will be free of free and clear of al pledges, liens, encumbrances and preemptive rights.

     2.5 Compliance with Laws. With regard to the consummation of the transactions contemplated by this Agreement, the Company has complied with (i)
all laws, statutes, governmental regulations, judicial or administrative tribunal orders, judgments, writs, injunctions, decrees, stock exchange rules
(including the listing of the Common Stock issuable upon conversion of the
Shares on The American Stock Exchange) and similar commands applicable to it and its business, and all unwaived terms and provisions of all agreements, instruments, and commitments to which it is a party or to which it or any of its assets or

properties is subject, except for any noncompliances that, both individually and in the aggregate, have not had and could not reasonably be expected to have a material adverse effect on the Shares or the Company's business, assets, operations or financial condition, and (ii) its Certificate of Incorporation and
Bylaws, as currently in effect.

     2.6 Financial Statements. The unaudited consolidated balance sheet of the
Company as of September 30, 2004, and the related consolidated statements of operations and cash flows for the periods then ended (the "Financial
Statements"), have been, except as noted therein, prepared in conformity with generally accepted accounting principles consistently applied throughout the periods involved and present fairly in all material respects the consolidated financial position of the Company as at the dates thereof, and the consolidated results of its operations and cash flows for the periods then ended, and except as set forth on Schedule 2.6 attached hereto, the Company does not have any material obligations contingent or otherwise, including, without limitation, liabilities for charges, long-term leases or unusual forward or long-term commitments, other than those incurred since September 30, 2004, in the ordinary course of business.

     SECTION 3 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

     Each Purchaser hereby represents and warrants to the Company as follows:

     3.1 Accredited Investor. Such Purchaser is an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Securities Act and is a sophisticated investor and has such knowledge and experience in financial, tax, business matters, securities and investments including, without limitation, experience in investments such as the purchase of the Shares, as to enable such
Purchaser to utilize the information made available to it in connection with the sale of the Shares, to evaluate the merits and risks of an investment in the
Shares and to make an informed investment decision with respect thereto.

     3.2 Access to Information. Prior to the execution of this Agreement, such
Purchaser has had the opportunity to ask questions of and receive answers from representatives of the Company concerning the finances, operations, business and prospects of the Company.

     3.3 Registration and Legends. Such Purchaser understands that the Shares are not being registered under the Securities Act of 1933, as amended (the
"Securities Act"), and are not being registered under any state "blue sky"
securities laws, and the Shares may not be transferred except in compliance with such laws. Such Purchaser understands that until the Shares have been registered under the Securities Act and applicable state securities laws each certificate representing such Shares shall bear legends substantially similar to the following:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
          SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE
          SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN
          EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH
          SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144

          UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE
          HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY,
          STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS
          EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF
          SUCH ACT.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE OWNED BY A PERSON
          OR PERSONS WHO MAY BE CONSIDERED AN AFFILIATE FOR PURPOSES OF RULE 144
          UNDER THE SECURITIES ACT. NO TRANSFER OF THESE SECURITIES OR ANY
          INTEREST THEREIN MAY BE MADE UNLESS THE ISSUER HAS RECEIVED AN OPINION
          OF COUNSEL SATISFACTORY TO IT THAT SHARES MAY BE SOLD PURSUANT TO RULE
          144 OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT AND THE
          RULES AND REGULATIONS THEREUNDER.

     3.4 Investment Intent. Such Purchaser is acquiring the Shares solely for its own account for investment and not with a view to, or for resale in connection with, any distribution thereof and has no present intention of transferring, distributing or selling the Shares to any other person or entity.

     3.5 Reliance on Representations and Warranties. The representations of such
Purchaser contained herein are accurate and may be relied upon by the Company in determining the availability of an exemption from registration under the
Securities Act and state securities laws in connection with the offering and sale of the Shares.

     3.6 Palisade Authority. Palisades only hereby represents and warrants to the Company that (i) it has the right and power under its organizational documents to execute, deliver and perform its obligations hereunder; (ii) this
Agreement has been duly authorized by all necessary partnership action, and
(iii) the officer executing and delivering this Agreement has the requisite right, power, capacity and authority to do so on behalf of such partnership.

     3.7 Ms. Yimoyines Authority. Ms. Yimoyines only hereby represents and warrants to the Company that she has the legal capacity to execute this
Agreement.

     SECTION 4 OTHER AGREEMENTS.

     4.1 Consent to Actions. The undersigned, as the holders of all of the issued and outstanding shares of Series B Preferred Stock and Series C Preferred
Stock, hereby consent to the filing of the Certificate of Designations, Rights and Preferences of the Series D Preferred Stock and to the issuance of the
Shares in accordance hereof.

     4.2 Further Assurances. The Purchasers will execute and deliver to the
Company any writings and do all things necessary or reasonably requested by the
Company to carry into effect the provisions and intent of this Agreement.

     4.3 Expenses. The Company shall reimburse the Purchasers for all reasonable out-of-pocket expenses, including reasonable fees and disbursements of
Palisade's counsel, up to $10,000, in connection with the transactions contemplated by this Agreement.

     4.4 Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below their signatures below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telecopy or facsimile transmission, (iii) sent by overnight courier providing evidence of delivery, or (iv) sent by registered mail, return receipt requested, postage prepaid. All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered mail, on the 5th business day following the day such mailing is made.

     4.5 Entire Agreement. This Agreement embodies the entire agreement and understanding between the Purchasers and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

     4.6 Modifications and Amendments. The terms and provisions of this
Agreement may be modified or amended only by written agreement executed by all parties hereto.

     4.7 Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

     4.8 Assignment. The rights an obligations under this Agreement may not be assigned by any party hereto (whether by operation of law or otherwise) without the prior written consent of the other parties; provided, however, that any party may assign its rights and obligations hereunder to any person or entity who succeeds to all or substantially all its business by merger, consolidation or purchase of all or substantially all of its assets.

     4.9 Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement

shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

     4.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York governing contracts to be made and performed therein without giving effect to principles of conflicts of law, and, with respect to any dispute arising out of this Agreement, each party hereby consents to the exclusive jurisdiction of the courts sitting in such
State.

     4.11 Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this
Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

     4.12 Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect the meaning or construction of any of the terms or provisions hereof.

     4.13 Survival of Representations and Warranties. The parties hereto agree that all representations and warranties made herein shall survive for one year after the date hereof other than the representations and warranties of the
Company set forth in Sections 2.2, 2.4 and 2.5, which shall survive indefinitely.

     4.14 Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the undersigned have executed this Series D Preferred
Stock Purchase Agreement as of January 12, 2005.

                                  OPTICARE HEALTH SYSTEMS, INC.

                                  By:
                                      ------------------------------------------
                                  Name:
                                  Title:

                                  Address:
                                           -------------------------------------

                                  ----------------------------------------------

                                  ----------------------------------------------

                                  PALISADE CONCENTRATED EQUITY PARTNERSHIP, L.P.

                                  By: Palisade Concentrated Holdings, LLC
                                      General Partner

                                  By:
                                      ------------------------------------------
                                  Name:
                                  Title:

                                  Address:
                                           -------------------------------------

                                  ----------------------------------------------

                                  ----------------------------------------------

                                  ----------------------------------------------
                                  Linda Yimoyines

                                  Address:
                                           -------------------------------------

                                  ----------------------------------------------

                                  ----------------------------------------------

                                   SCHEDULE A

                            SHARES AND PURCHASE PRICE

--------------------------------------------------------------------------------
          PURCHASER                           SHARES              PURCHASE PRICE
--------------------------------------------------------------------------------
Palisade Concentrated Equity
Partnership, L.P.                            252,525               $3,999,996.00
--------------------------------------------------------------------------------
Linda Yimoyines                               28,093               $  444,993.12
--------------------------------------------------------------------------------

                                        8

                                  SCHEDULE 2.3

                                 CAPITALIZATION

1. The Company has issued, and there are currently outstanding, warrants to purchase up to an aggregate of 3,125,000 shares of Common Stock.

2. The Company is currently obligated to issue up to an aggregate of 6,076,685 shares of Common Stock upon the exercise of options issued under the Company's various stock plans.

                                  SCHEDULE 2.6

                              FINANCIAL STATEMENTS

After the sale of the Company's Wise Optical and Buying Group business units to
Dean Yimoyines and his affiliates, the Company will remain obligated under the lease obligations for the facility located at 4 Executive Plaza, Yonkers, New
York. The lease expires on July 31, 2011. In connection with this obligation, the Company expects to book an approximate $1,300,000 liability.

                                       10